UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      June 21, 2006
                                                  ------------------------------


                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


              0-6966                                     13-2739290
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     (Commission File Number)                 (IRS Employer Identification No.)


     251 Wedcor Avenue, Wabash, Indiana                  46992
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  (Address of Principal Executive Offices)             (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

         On June 21, 2006, Escalade, Incorporated ("Escalade") adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to facilitate the continuing repurchase of its common stock in accordance with Escalade's existing stock repurchase authorization. As previously announced by Escalade, in February 2006 Escalade's Board of Directors replenished its authorization for the Company to repurchase up to $3,000,000 of its outstanding shares of common stock through open market and privately negotiated purchases.

         Escalade's Rule 10b5-1 trading plan provides that a broker selected by Escalade has the authority to repurchase shares on the open market pursuant to the terms and limitations specified in the plan, including compliance with Exchange Act Rule 10b-18. The trading plan will allow Escalade to repurchase shares at times when the Company ordinarily could not be in the market due to its own internal trading blackout periods. In addition to shares repurchased pursuant to the trading plan, Escalade may continue to repurchase shares at times when the blackout restrictions are not applicable.

         Escalade may terminate, rescind or limit its stock repurchase authorization and/or the trading plan at any time. There can be no assurance that any shares will be repurchased by Escalade either through the trading plan or otherwise.

         Escalade issued the press release attached hereto as Exhibit 99.1 regarding the adoption of its Rule 10b5-1 trading plan.


Item 9.01 - Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit        Description
                  -------        -----------

                  99.1           Press release dated June 26, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 26, 2006                   ESCALADE, INCORPORATED


                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen, Vice President and
                                           Chief Financial Officer


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